LOGO: HARRIS INSIGHT FUNDS(TM)



                           HARRIS INSIGHT INTERMEDIATE
                              TAX-EXEMPT BOND FUND

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND

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                                    B Shares
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                              Institutional Shares

                        Supplement dated December 6, 2002
                      to the Prospectuses dated May 1, 2002

     The Board of Trustees of the Harris Insight Funds Trust has approved a reduction in the contractual investment advisory fee rates payable to Harris Investment Management, Inc. ("HIM") by the Harris Insight Intermediate Tax-Exempt Bond Fund and the Harris Insight Tax-Exempt Bond Fund (each a "Fund"). Effective January 2, 2003, the annual rate of the contractual investment advisory fee payable by each Fund will be reduced from 0.60% to 0.45% of the Fund's average daily net assets.

     The Board of Trustees also has approved a reduction in the voluntary waiver of advisory fees by HIM. Currently, HIM is waiving its entire investment advisory fee payable by each Fund. Beginning January 2, 2003, HIM will voluntarily waive that portion of the investment advisory fee payable by each Fund in excess of an annual rate of 0.20% of the Fund's average daily net assets. These voluntary waivers are expected to remain in effect until at least December 31, 2003 and may be decreased or eliminated by HIM, subject to approval by the Board of Trustees.


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